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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): August 29, 2002


                                   TANOX, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                     000-30231              76-0196733
(State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
      of incorporation)                                   Identification No.)


10301 Stella Link, Suite 110, Houston, Texas                77025-5497
  (Address of principal executive offices)                  (Zip code)



        Registrant's telephone number, including area code: 713-578-4000

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Item 5. Other Events and Regulation FD Disclosure.

On August 29, 2002, Tanox, Inc. announced that the Texas Court of Appeals for the 14th District in Houston affirmed the Texas District Court's judgment confirming an arbitration award in favor of the Company's former law firms in a fee dispute with the Company. Tanox intends to appeal the decision of the Court of Appeals to the Texas Supreme Court.

Item 7. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

     99.1 Press release dated August 29, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 30, 2002                      TANOX, INC.



                                            By:    /s/ Nancy T. Chang
                                               -------------------------------
                                               Nancy T. Chang
                                               President and CEO


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